UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 25, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-OPT1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-121990-03                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-OPT1 Asset Backed Pass-Through Certificates, Series 2005-OPT1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, Option One Mortgage Corporation, as Servicer, JPMorgan Chase Bank, N.A. as Securities Administrator, and U.S. Bank N.A, as Trustee.

   On November 25, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                J.P. Morgan Mortgage Acquisition Corp. 2005-OPT1
                Asset Backed Pass-Through Certificates, Series 2005-OPT1


                        J.P. MORGAN ACCEPTANCE CORPORATION I

                 By:    /s/ James Y. Lee
                        --------------------------------------------
                Name:   James Y. Lee
               Title:   Vice President

                Date:   November 30, 2005

        Exhibit Index

      99.1     Statement to Certificateholders on November 25, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-OPT1
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-OPT1
                        STATEMENT TO CERTIFICATEHOLDERS
                                November 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1         612,849,000.00     559,443,218.61  17,605,778.60     2,055,837.28   19,661,615.88     0.00      0.00    541,837,440.01
A2         223,140,000.00     167,303,028.47  25,796,420.09       594,634.47   26,391,054.56     0.00      0.00    141,506,608.38
A3         303,284,000.00     303,284,000.00           0.00     1,109,282.29    1,109,282.29     0.00      0.00    303,284,000.00
A4          40,111,000.00      40,111,000.00           0.00       151,544.37      151,544.37     0.00      0.00     40,111,000.00
M1          60,404,000.00      60,404,000.00           0.00       233,415.32      233,415.32     0.00      0.00     60,404,000.00
M2          46,813,000.00      46,813,000.00           0.00       181,702.71      181,702.71     0.00      0.00     46,813,000.00
M3          29,447,000.00      29,447,000.00           0.00       115,058.02      115,058.02     0.00      0.00     29,447,000.00
M4          27,182,000.00      27,182,000.00           0.00       109,016.81      109,016.81     0.00      0.00     27,182,000.00
M5          24,917,000.00      24,917,000.00           0.00       100,361.87      100,361.87     0.00      0.00     24,917,000.00
M6          23,406,000.00      23,406,000.00           0.00        95,686.65       95,686.65     0.00      0.00     23,406,000.00
M7          21,141,000.00      21,141,000.00           0.00        95,893.52       95,893.52     0.00      0.00     21,141,000.00
M8          18,876,000.00      18,876,000.00           0.00        88,382.94       88,382.94     0.00      0.00     18,876,000.00
M9          15,101,000.00      15,101,000.00           0.00        76,558.92       76,558.92     0.00      0.00     15,101,000.00
M10         15,101,000.00      15,101,000.00           0.00        91,513.11       91,513.11     0.00      0.00     15,101,000.00
P                  100.00             100.00           0.00       723,243.80      723,243.80     0.00      0.00            100.00
R                    0.00               0.00           0.00             0.00            0.00     0.00      0.00              0.00
TOTALS   1,461,772,100.00   1,352,529,347.08  43,402,198.69     5,822,132.08   49,224,330.77     0.00      0.00  1,309,127,148.39
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C        1,510,095,312.15   1,400,852,397.07           0.00     3,065,539.12    3,065,539.12     0.00      0.00  1,357,450,198.38
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
----------------------------------------------------------------------------------------------------------   -----------------------
A1       46626laa8     912.85654151   28.72775937           3.35455762          32.08231698      884.12878215  A1     4.267500 %
A2       46626lab6     749.76709003  115.60643583           2.66484929         118.27128511      634.16065421  A2     4.127500 %
A3       46626lac4   1,000.00000000    0.00000000           3.65756944           3.65756944    1,000.00000000  A3     4.247500 %
A4       46626lad2   1,000.00000000    0.00000000           3.77812495           3.77812495    1,000.00000000  A4     4.387500 %
M1       46626lae0   1,000.00000000    0.00000000           3.86423614           3.86423614    1,000.00000000  M1     4.487500 %
M2       46626laf7   1,000.00000000    0.00000000           3.88145836           3.88145836    1,000.00000000  M2     4.507500 %
M3       46626lag5   1,000.00000000    0.00000000           3.90729174           3.90729174    1,000.00000000  M3     4.537500 %
M4       46626lah3   1,000.00000000    0.00000000           4.01062505           4.01062505    1,000.00000000  M4     4.657500 %
M5       46626laj9   1,000.00000000    0.00000000           4.02784725           4.02784725    1,000.00000000  M5     4.677500 %
M6       46626lak6   1,000.00000000    0.00000000           4.08812484           4.08812484    1,000.00000000  M6     4.747500 %
M7       46626lal4   1,000.00000000    0.00000000           4.53590275           4.53590275    1,000.00000000  M7     5.267500 %
M8       46626lam2   1,000.00000000    0.00000000           4.68229180           4.68229180    1,000.00000000  M8     5.437500 %
M9       46626lan0   1,000.00000000    0.00000000           5.06979140           5.06979140    1,000.00000000  M9     5.887500 %
M10      46626lap5   1,000.00000000    0.00000000           6.06006953           6.06006953    1,000.00000000  M10    7.037500 %
P        N/A         1,000.00000000    0.00000000   7,232,438.00000000   7,232,438.00000000    1,000.00000000  P      0.000000 %
TOTALS                 925.26690520   29.69149479           3.98292735          33.67442214      895.57541041
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
C        N/A           927.65826488    0.00000000           2.03003022           2.03003022      898.91690111  C      0.000000 %
------------------------------------------------------------------------------------------   -------------   -----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


Principal Funds:
                            Scheduled Principal Payments (Total)                                                913,192.97
                                                                        Group 1                                 515,973.52
                                                                        Group 2                                 397,219.45

                            Principal Prepayments (Total)                                                       42,410,103.38
                                                                        Group 1                                 17,039,428.15
                                                                        Group 2                                 25,370,675.23

                            Curtailments (Total)                                                                79,104.72
                                                                        Group 1                                 50,557.18
                                                                        Group 2                                 28,547.54

                            Curtailment Interest Adjustments (Total)                                            -202.38
                                                                        Group 1                                 -180.25
                                                                        Group 2                                 -22.13

                            Repurchase Principal (Total)                                                        0.00
                                                                        Group 1                                 0.00
                                                                        Group 2                                 0.00

                            Substitution Amounts (Total)                                                        0.00
                                                                        Group 1                                 0.00
                                                                        Group 2                                 0.00

                            Net Liquidation Proceeds (Total)                                                    0.00
                                                                        Group 1                                 0.00
                                                                        Group 2                                 0.00
                            Other Principal Adjustments (Total)                                                 0.00
                                                                        Group 1                                 0.00
                                                                        Group 2                                 0.00
Interest Funds:

                            Gross Interest                                                                      8,518,146.72
                                                                        Group 1                                 4,442,341.15
                                                                        Group 2                                 4,075,805.57

                            Servicing Fees                                                                      350,213.05
                                                                        Group 1                                 182,823.02
                                                                        Group 2                                 167,390.03

                            Trustee Fees                                                                        3,502.13
                                                                        Group 1                                 1,828.23
                                                                        Group 2                                 1,673.90

                            Interest Adjustments from Prior Periods                                             -4.15
                                                                        Group 1                                 -4.15
                                                                        Group 2                                 0.00
Prepayment Penalties:
                            Number of Loans Prepaid with Respect to which Prepayment Penalties                  127
                                                                        Group 1                                 66
                                                                        Group 2                                 61

                            Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected    26,961,994.30
                                                                        Group 1                                   10,974,954.46
                                                                        Group 2                                   15,987,039.84

                            Amount of Prepayment Penalties Collected                                              723,243.80
                                                                        Group 1                                   282,522.75
                                                                        Group 2                                   440,721.05

Available Remitance Amount                                                                                        51,566,626.08

                            Principal Remittance Amount (Total)                                                   43,402,198.69
                                                                        Group 1                                   17,605,778.60
                                                                        Group 2                                   25,796,420.09

                            Interest Remittance Amount (Total)                                                    8,164,427.39
                                                                        Group 1                                   4,257,685.75
                                                                        Group 2                                   3,906,741.64
Pool Detail:
                            Beginning Number of Loans Outstanding                                                 7,730
                                                                        Group 1                                   4,874
                                                                        Group 2                                   2,856

                            Ending Number of Loans Outstanding                                                    7,532
                                                                        Group 1                                   4,777
                                                                        Group 2                                   2,755

                            Beginning Aggregate Loan Balance                                                      1,400,852,397.07
                                                                        Group 1                                   731,292,243.93
                                                                        Group 2                                   669,560,153.14

                            Ending Aggregate Loan Balance                                                         1,357,450,198.38
                                                                        Group 1                                   713,686,465.33
                                                                        Group 2                                   643,763,733.05

                            Current Advances                                                                      0.00
                                                                        Group 1                                   0.00
                                                                        Group 2                                   0.00

                            Aggregate Advances                                                                    0.00
                                                                        Group 1                                   0.00
                                                                        Group 2                                   0.00

                            Weighted Average Remaning Term To Maturity                                            351.47
                                                                        Group 1                                   351.00
                                                                        Group 2                                   352.00

                            Weighted Average Net Mortgage Rate                                                    6.99383%
                                                                        Group 1                                   6.98657%
                                                                        Group 2                                   7.00175%

                              Delinquent Mortgage Loans
                              Group  1
                              Category                    Number                  Principal Balance              Percentage
                              1 Month                              77                  9,861,449.98              1.38 %
                              2 Month                              46                  5,777,005.96              0.81 %
                              3 Month                               8                    936,283.91              0.13 %
                              Total                               131                 16,574,739.85              2.32 %
                              Delinquent Mortgage Loans
                              Group  2
                              Category                    Number                  Principal Balance              Percentage
                              1 Month                              59                 13,529,086.39              2.10 %
                              2 Month                              28                  5,749,660.86              0.89 %
                              3 Month                               5                  1,162,511.88              0.18 %
                              Total                                92                 20,441,259.13              3.18 %

                                          * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                Bankruptcies
                                Group          Number of       Principal Balance       Percentage
                                Number         Loans
                                      1         42                 5,157,540.00         0.72%
                                      2         17                 3,614,492.81         0.56%
                                Total           59                 8,772,032.81         0.65%

                               Group 1 Bankruptcy Reporting:
                            Number of Bankruptcy Loans that are Current                                             27
                            Principal Balance of Bankruptcy Loans that are Current                                  3,091,886.68
                            Number of Bankruptcy Loans that are 1 Month Delinquent                                  3
                            Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                       261,996.25
                            Number of Bankruptcy Loans that are 2 Months Delinquent                                 9

                            Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                      1,584,696.53
                            Number of Bankruptcy Loans that are 3+ Months Delinquent                                3
                            Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                     218,960.54
                            Total Number of Bankruptcy Loans                                                        42
                            Total Principal Balance of Bankruptcy Loans                                             5,157,540.00

                               Group 2 Bankruptcy Reporting:
                            Number of Bankruptcy Loans that are Current                                             10
                            Principal Balance of Bankruptcy Loans that are Current                                  1,747,840.02
                            Number of Bankruptcy Loans that are 1 Month Delinquent                                  2
                            Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                       782,566.27
                            Number of Bankruptcy Loans that are 2 Months Delinquent                                 5
                            Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                      1,084,086.52
                            Number of Bankruptcy Loans that are 3+ Months Delinquent                                0
                            Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                     0.00
                            Total Number of Bankruptcy Loans                                                        17
                            Total Principal Balance of Bankruptcy Loans                                             3,614,492.81

                                   Foreclosures
                                   Group         Number of     Principal Balance      Percentage
                                   Number        Loans
                                         1        21           2,823,776.14              0.40%
                                         2        25           4,821,641.00              0.75%
                                   Total          46           7,645,417.14              0.56%

                               Group 1 Foreclosure Reporting:
                            Number of Foreclosure Loans that are Current                                              0
                            Principal Balance of Foreclosure Loans that are Current                                   0.00
                            Number of Foreclosure Loans that are 1 Month Delinquent                                   0
                            Principal Balance of Foreclosure Loans that are 1 Month Delinquent                        0.00

                            Number of Foreclosure Loans that are 2 Months Delinquent                                  21
                            Principal Balance of Foreclosure Loans that are 2 Months Delinquent                       2,823,776.14
                            Number of Foreclosure Loans that are 3+ Months Delinquent                                 0
                            Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                      0.00
                            Total Number of Foreclosure Loans                                                         21
                            Total Principal Balance of Foreclosure Loans                                              2,823,776.14

                                Group 2 Foreclosure Reporting:
                            Number of Foreclosure Loans that are Current                                              2
                            Principal Balance of Foreclosure Loans that are Current                                   157,399.61
                            Number of Foreclosure Loans that are 1 Month Delinquent                                   0
                            Principal Balance of Foreclosure Loans that are 1 Month Delinquent                        0.00
                            Number of Foreclosure Loans that are 2 Months Delinquent                                  21
                            Principal Balance of Foreclosure Loans that are 2 Months Delinquent                       4,345,120.37
                            Number of Foreclosure Loans that are 3+ Months Delinquent                                 2
                            Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                      319,121.02
                            Total Number of Foreclosure Loans                                                         25
                            Total Principal Balance of Foreclosure Loans                                              4,821,641.00

                                   REO Properties
                                   Group           Number of        Principal Balance       Percentage
                                   Number          Loans
                                         1           0                 0.00                   0.00%
                                         2           1           115,141.82                   0.02%
                                   Total             1           115,141.82                   0.01%

                               Group 1 REO Reporting:
                            Number of REO Loans that are Current                                                       0
                            Principal Balance of REO Loans that are Current                                            0.00
                            Number of REO Loans that are 1 Month Delinquent                                            0
                            Principal Balance of REO Loans that are 1 Month Delinquent                                 0.00
                            Number of REO Loans that are 2 Months Delinquent                                           0
                            Principal Balance of REO Loans that are 2 Months Delinquent                                0.00
                            Number of REO Loans that are 3+ Months Delinquent                                          0
                            Principal Balance of REO Loans that are 3+ Months Delinquent                               0.00
                            Total Number of REO Loans                                                                  0
                            Total Principal Balance of REO Loans                                                       0.00

                                Group 2 REO Reporting:
                            Number of REO Loans that are Current                                                       0
                            Principal Balance of REO Loans that are Current                                            0.00
                            Number of REO Loans that are 1 Month Delinquent                                            0
                            Principal Balance of REO Loans that are 1 Month Delinquent                                 0.00
                            Number of REO Loans that are 2 Months Delinquent                                           1
                            Principal Balance of REO Loans that are 2 Months Delinquent                                115,141.82
                            Number of REO Loans that are 3+ Months Delinquent                                          0
                            Principal Balance of REO Loans that are 3+ Months Delinquent                               0.00
                            Total Number of REO Loans                                                                  1
                            Total Principal Balance of REO Loans                                                       115,141.82

                                  Loan Level REO - Schedule
                                  Group                       Loan Number             REO Date     Schedule Principal
                                  Number                                                           Balance

                                  2                           41065721                7/1/2005     115,141.82

                                  Principal Payoffs by Group occured in this Distribution
                                  Group                        Number of    Principal Balance       Percentage
                                  Number                       Loans
                                     1                           97        17,039,428.15               2.39%
                                     2                          101        25,370,675.23               3.94%
                                  Total                         198        42,410,103.38               3.12%

                            Realized Loss by Group

                            Group Number     Current Loss    Cumulative Loss  Ending Balance      Balance of        Net Liquidation
                                                                                                  Liquidated Loans  Proceeds

                            1                       0.00             0.00      713,686,465.33           0.00             0.00
                            2                       0.00             0.00      643,763,733.05           0.00             0.00

Loss Detail:

                            Current Realized Losses- Reduced by Recoveries
                                                                        Group 1                                     0.00
                                                                        Group 2                                     0.00
                                                                                                                    0.00
                            Cumulative Realized Losses - Reduced by Recoveries
                                                                        Group 1                                     0.00
                                                                        Group 2                                     0.00
                                                                                                                    0.00
                            Current Applied Losses
                            Cumulative Applied Losses                                                               0.00
                                                                                                                    0.00
Trigger Event
                            TEST I - Trigger Event Occurrence                                                       NO
                            (Is Delinquency Percentage > 36% of of Senior Enhancement Percetage ?)                  NO
                             Delinquency Percentage                                                               1.78819%
                            36% of of Senior Enhancement Percetage                                                8.77056%
                            OR
                            TEST II - Trigger Event Occurrence                                                        NO
                            (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                            Cumulative Realized Losses as % of Original Loan Bal                                      0.00000%
                            Required Cumulative Loss %                                                                0.00000%

O/C Reporting
                            Targeted Overcollateralization Amount                                                     48,323,049.99
                            Ending Overcollateralization Amount                                                       48,323,049.99
                            Ending Overcollateralization Deficiency                                                   0.00
                            Overcollateralization Release Amount                                                      0.00
                            Monthly Excess Interest                                                                   3,069,040.75
                            Payment to Class C                                                                        3,065,539.12



Certificate Interest Shortfall Detail:
Interest Carry Forward:
                            Interest Carryforward Balance with respect to such Distribution Date
                                                                        Class A-1                                        0.00
                                                                        Class A-2                                        0.00
                                                                        Class A-3                                        0.00
                                                                        Class A-4                                        0.00
                                                                        Class M-1                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00
                                                                        Class M-10                                       0.00

                            Interest Carryforward Amount Paid This Period                                                0.00
                                                                        Class A-1                                        0.00
                                                                        Class A-2                                        0.00
                                                                        Class A-3                                        0.00
                                                                        Class A-4                                        0.00
                                                                        Class M-1                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00
                                                                        Class M-10                                       0.00

                            Interest Carryforward Amount Occured This Period                                             0.00
                                                                        Class A-1                                        0.00
                                                                        Class A-3                                        0.00
                                                                        Class A-2                                        0.00
                                                                        Class A-4                                        0.00
                                                                        Class M-1                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00
                                                                        Class M-10                                       0.00

                            Remaining Interest Carryforward Amount
                                                                        Class A-1                                        0.00
                                                                        Class A-2                                        0.00
                                                                        Class A-3                                        0.00
                                                                        Class A-4                                        0.00
                                                                        Class M-1                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00
                                                                        Class M-10                                       0.00

Amounts Received with respect to the Yield Maintenance Agreement                                                         0.00

Basis Risk Reserve Fund Account:
                            Beginning Balance                                                                            1,000.00
                            Additions to the Basis Risk Reserve Fund                                                     3,501.64
                            Divident Earnings on the Basis Risk Reserve Fund                                             0.00
                            Withdrawals from the Basis Risk Reserve Fund                                                 3,501.64
                            Ending Balance                                                                               1,000.00

Basis Risk Reserve Carryover:

                            Interest Carryover Balance with respect to such Distribution Date
                                                                        Class A-1                                        0.00
                                                                        Class A-2                                        0.00
                                                                        Class A-3                                        0.00
                                                                        Class A-4                                        0.00
                                                                        Class M-1                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00
                                                                        Class M-10                                       0.00

                            Interest Carryover Amount Occured This Period
                                                                        Class A-1                                        0.00
                                                                        Class A-2                                        0.00
                                                                        Class A-3                                        0.00
                                                                        Class A-4                                        0.00
                                                                        Class M-1                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00
                                                                        Class M-10                                       3,501.64

                            Interest Carryover Amount Paid This Period
                                                                        Class A-1                                        0.00
                                                                        Class A-2                                        0.00
                                                                        Class A-3                                        0.00
                                                                        Class A-4                                        0.00
                                                                        Class M-1                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00
                                                                        Class M-10                                       3,501.64
                            Remaining Interest Carryover Amount
                                                                        Class A-1                                        0.00
                                                                        Class A-2                                        0.00
                                                                        Class M-1                                        0.00
                                                                        Class A-3                                        0.00
                                                                        Class A-4                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00
                                                                        Class M-10                                       0.00
Non-Supported Interest Shortfall:

                            Total Prepayment Interest Shortfall occured this distribution                                0.00

                            Prepayment Interest Shortfall Allocated to Class A-1                                         0.00
                            Prepayment Interest Shortfall Allocated to Class A-2                                         0.00
                            Prepayment Interest Shortfall Allocated to Class A-3                                         0.00
                            Prepayment Interest Shortfall Allocated to Class A-4                                         0.00
                            Prepayment Interest Shortfall Allocated to Class M-1                                         0.00
                            Prepayment Interest Shortfall Allocated to Class M-2                                         0.00
                            Prepayment Interest Shortfall Allocated to Class M-3                                         0.00
                            Prepayment Interest Shortfall Allocated to Class M-4                                         0.00
                            Prepayment Interest Shortfall Allocated to Class M-5                                         0.00
                            Prepayment Interest Shortfall Allocated to Class M-6                                         0.00
                            Prepayment Interest Shortfall Allocated to Class M-7                                         0.00
                            Prepayment Interest Shortfall Allocated to Class M-8                                         0.00
                            Prepayment Interest Shortfall Allocated to Class M-9                                         0.00
                            Prepayment Interest Shortfall Allocated to Class M-10                                        0.00
                            Prepayment Interest Shortfall Allocated to Class C                                           0.00

                            Total Relief Act Interest Shortfall occured this distribution                                0.00

                            Relief Act Interest Shortfall Allocated to Class A-1                                         0.00
                            Relief Act Interest Shortfall Allocated to Class A-2                                         0.00
                            Relief Act Interest Shortfall Allocated to Class A-3                                         0.00
                            Relief Act Interest Shortfall Allocated to Class A-4                                         0.00
                            Relief Act Interest Shortfall Allocated to Class M-1                                         0.00
                            Relief Act Interest Shortfall Allocated to Class M-2                                         0.00
                            Relief Act Interest Shortfall Allocated to Class M-3                                         0.00
                            Relief Act Interest Shortfall Allocated to Class M-4                                         0.00
                            Relief Act Interest Shortfall Allocated to Class M-5                                         0.00
                            Relief Act Interest Shortfall Allocated to Class M-6                                         0.00
                            Relief Act Interest Shortfall Allocated to Class M-7                                         0.00
                            Relief Act Interest Shortfall Allocated to Class M-8                                         0.00
                            Relief Act Interest Shortfall Allocated to Class M-9                                         0.00
                            Relief Act Interest Shortfall Allocated to Class M-10                                        0.00
                            Relief Act Interest Shortfall Allocated to Class C                                           0.00

Available Net Funds Cap to Libor Certificates                                                                            6.768219

One-Month LIBOR for Such Distribution Date                                                                               4.037500

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                            Class A-1                                                                                    4.267500
                            Class A-2                                                                                    4.127500
                            Class A-3                                                                                    4.247500
                            Class A-4                                                                                    4.387500
                            Class M-1                                                                                    4.487500
                            Class M-2                                                                                    4.507500
                            Class M-3                                                                                    4.537500
                            Class M-4                                                                                    4.657500
                            Class M-5                                                                                    4.677500
                            Class M-6                                                                                    4.747500
                            Class M-7                                                                                    5.267500
                            Class M-8                                                                                    5.437500
                            Class M-9                                                                                    5.887500
                            Class M-10                                                                                   7.037500

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                            Deferred Amount with respect to such Distribution Date
                                                                        Class M-1                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00
                                                                        Class M-10                                       0.00

                            Deferred Amount Paid This Period                                                             0.00
                                                                        Class M-1                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00
                                                                        Class M-10                                       0.00

                            Deferred Amount Occured This Period                                                          0.00
                                                                        Class M-1                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00
                                                                        Class M-10                                       0.00

                            Remaining Deferred Amount
                                                                        Class M-1                                        0.00
                                                                        Class M-2                                        0.00
                                                                        Class M-3                                        0.00
                                                                        Class M-4                                        0.00
                                                                        Class M-5                                        0.00
                                                                        Class M-6                                        0.00
                                                                        Class M-7                                        0.00
                                                                        Class M-8                                        0.00
                                                                        Class M-9                                        0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
